Exhibit 24.1

                               POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the 'Bank') hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William H. Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a 'Registration Statement') of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ('Asset-Backed Securities') to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by vehicles originated or acquired by the Bank and its subsidiaries and affiliates, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ('Commission'), and to appear on behalf of the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on _________ __, 200_.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of _________ __, 200_.

                                  /s/ DONALD L. BOUDREAU
                                  -----------------------------------
                                  Name: Donald L. Boudreau
                                  Title: Chairman of the Board and Director

                               POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the 'Bank') hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William H. Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a 'Registration Statement') of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ('Asset-Backed Securities') to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by vehicles originated or acquired by the Bank and its subsidiaries and affiliates, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ('Commission'), and to appear on behalf of the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on _________ __, 200_.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of _________ __, 200_.

                                  /s/ MICHAEL BARRETT
                                  ---------------------------
                                  Name: Michael Barrett
                                  Title: President and Director

                               POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the 'Bank') hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William H. Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a 'Registration Statement') of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ('Asset-Backed Securities') to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by vehicles originated or acquired by the Bank and its subsidiaries and affiliates, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ('Commission'), and to appear on behalf of the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on _________ __, 200_.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of _________ __, 200_.

                                     /s/ LUKE S. HAYDEN
                                     ---------------------------
                                     Name: Luke S. Hayden
                                     Title: Director

                               POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the 'Bank') hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William H. Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a 'Registration Statement') of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities('Asset-Backed Securities') to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by vehicles originated or acquired by the Bank and its subsidiaries and affiliates, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ('Commission'), and to appear on behalf of the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on _________ __, 200_.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of _________ __, 200_.

                                /s/ JOHN J. HEHIR, JR.
                                ---------------------------
                                Name: John J. Hehir, Jr.
                                Title: Director

                               POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the 'Bank') hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William H. Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a 'Registration Statement') of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ('Asset-Backed Securities') to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by vehicles originated or acquired by the Bank and its subsidiaries and affiliates, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ('Commission'), and to appear on behalf of the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on _________ __, 200_.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of _________ __, 200_.

                                /s/ WILLIAM H. HOEFLING
                                ------------------------------------------
                                Name: William H. Hoefling
                                Title: Director

                               POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the 'Bank') hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William H. Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a 'Registration Statement') of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ('Asset-Backed Securities') to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by vehicles originated or acquired by the Bank and its subsidiaries and affiliates, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ('Commission'), and to appear on behalf of the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on _________ __, 200_.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of _________ __, 200_.

                                    /s/ KEVIN T. HURLEY
                                    ---------------------------
                                    Name: Kevin T. Hurley
                                    Title: Director

                               POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the 'Bank') hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William H. Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a 'Registration Statement') of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ('Asset-Backed Securities') to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by vehicles originated or acquired by the Bank and its subsidiaries and affiliates, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ('Commission'), and to appear on behalf of the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on _________ __, 200_.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of _________ __, 200_.

                                  /s/ THOMAS JACOB
                                  ---------------------------
                                  Name: Thomas Jacob
                                  Title: Director

                               POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the 'Bank') hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William H. Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a 'Registration Statement') of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ('Asset-Backed Securities') to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by vehicles originated or acquired by the Bank and its subsidiaries and affiliates, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ('Commission'), and to appear on behalf of the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on _________ __, 200_.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of _________ __, 200_.

                              /s/ JOHN M. NUZUM, JR.
                              -------------------------------------
                              Name: John M. Nuzum, Jr.
                              Title: Director

                               POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the 'Bank') hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William H. Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a 'Registration Statement') of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ('Asset-Backed Securities') to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by vehicles originated or acquired by the Bank and its subsidiaries and affiliates, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ('Commission'), and to appear on behalf of the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on _________ __, 200_.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of _________ __, 200_.

                          /s/ KEITH W. SCHUCK
                          -----------------------------------------------------
                          Name: Keith W. Schuck
                          Title: Chief Financial Officer Controller
                          (Principal Accounting Officer)

                               POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the 'Bank') hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William H. Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a 'Registration Statement') of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ('Asset-Backed Securities') to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by vehicles originated or acquired by the Bank and its subsidiaries and affiliates, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ('Commission'), and to appear on behalf of the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on _________ __, 200_.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of _________ __, 200_.

                              /s/ MICHAEL URKOWITZ
                              --------------------------------------------
                              Name: Michael Urkowitz
                              Title: Director